Vanguard Intermediate-Term Bond Index Fund

Supplement to the Prospectus and Summary Prospectus
Dated April 25, 2012

Prospectus and Summary Prospectus Text Changes

The following text replaces similar text under “Primary Investment Strategies”:

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 5–10 Year Government/Credit Float Adjusted
Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-
denominated bonds that have maturities between 5 and 10 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund mantains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 84A 082012